SECTION 906 CERTIFICATION


I,  Erica  A.  Ventley,  Chief  Financial  Officer  of  Adpads,  Inc.,
(the "Company"), do hereby certify in accordance with 19 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 (the "Periodic Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     Dated:  August  19,  2002


                                    BY:  /S/
                                    --------------------------
                                    Erica  A. Ventley
                                    Chief Financial  Officer



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